                                                                   EXHIBIT 10.16


                                CREDIT AGREEMENT


         CREDIT AGREEMENT (this "Agreement") dated as of May 1, 1999 between Enron Corp., an Oregon corporation ("Lender"), and Azurix Corp., a Delaware corporation ("Borrower"). The parties hereby agree as follows:

         1. Advances. Subject to the terms and conditions of this Agreement, Lender will make advances ("Advances"), including Advances for the payment of interest under this Agreement, from its available funds to Borrower from time to time during the period from the date of this Agreement up to but not including the Termination Date, as defined in Section 11, in an aggregate principal amount up to but not exceeding the sum of One Hundred Eighty Million Dollars (U.S.$180,000,000) at any one time outstanding. The aggregate principal amount outstanding is further limited by the provisions in Section 2. Within the limits of this Agreement, Borrower may borrow, prepay pursuant to Section 5, and reborrow under this Section 1. The parties hereto agree that any Advances by the Lender will be made in reliance on the agreements of the Lender and the Borrower contained herein and on the terms and conditions and in the manner provided herein.

         2. Limits on the Principal Amount Outstanding. The principal amount outstanding under this Agreement will be further limited to no more than:

         a) U.S. $ 60,000,000 at any time during the calendar year 1999.

         b) U.S. $120,000,000 at any time during the calendar year 2000.

         c) U.S. $180,000,000 at any time during the calendar year 2001.

In addition, no additional amounts shall be advanced after, and all principal and interest outstanding under the Note, all interest thereon and all other amounts payable under this Agreement shall be due and payable 90 days after, the first date on which both of the following occur (demand and any further notices are expressly waived by the Borrower):

         i) Lender and affiliates of Lender do not individually or collectively, directly or indirectly, own or have the power to vote at least one-third of the capital stock of Borrower having ordinary voting power for the election of directors, and

         ii) Fewer than one-third of the directors of Borrower are persons who are employees, officers or directors of Lender or of any affiliate of Lender.

         3. Interest. Interest shall accrue on a daily basis on the outstanding and unpaid principal amount of the Advances at a rate per annum equal to the Fed Funds Rate (as defined below) plus 1.50%: provided however, that upon the occurrence and during the continuation of any Event of Default (as hereinafter defined), interest on the unpaid principal sum shall accrue at a rate per annum equal to the Fed Funds Rate (as hereinafter defined) plus 3.5% . For the purposes of this Agreement, the "Fed Funds Rate" shall be defined as the rate published in Federal Reserve Statistical Release H.15 as the Federal funds (effective) rate for that day. In the event that the Fed

Funds Rate is not available for a particular day, employees of Lender's Treasury group shall use the last published Fed Funds Rate as the Fed Funds Rate for that day.

         Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest shall be paid at the offices of Lender at 1400 Smith Street, Houston, Texas 77002, or each other addresses that the Lender may specify by notice to the Borrower, in funds immediately available to Lender on the first Business Day of each quarter.

         4. Priority of Indebtedness/Note. The indebtedness of Borrower owing to Lender resulting from Advances made under the provisions of this Credit Agreement and the Note shall not be subordinate or subordinated to any other borrowings made by Borrower. All Advances made by Lender under this Agreement shall be evidenced by, and repaid with interest in accordance with, a single promissory note of Borrower in substantially the form annexed hereto as Exhibit A (the "Note"), with appropriate insertions therein. The Note shall be used to evidence each borrowing, repayment and reborrowing hereunder. The Note shall
(i) be dated the date of the first Advance evidenced thereby and (ii) be stated to mature as to principal on the Termination Date. Lender is hereby authorized by Borrower to endorse on the schedule attached to the Note the amount of each Advance and of each payment of principal received by Lender on account of the Advances, which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the Advances made by Lender, provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the obligations of Borrower under this Agreement or the Note.

         5. Prepayments. Borrower may prepay the Note in whole or in part on any Business Day.

         6. Use of Proceeds. The proceeds of the Advances hereunder shall be used by Borrower to pay for general, administrative and operating expenses.

         7. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay principal or interest on the Note when it shall become due and payable or shall breach any of the material provisions of any written Agreement with Lender, including but not limited to this Credit Agreement and the Note; or

                  (b) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, in the


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         case of any such proceeding instituted against it (but not instituted by it), shall remain undismissed or unstayed for a period of 60 days; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (b); or

                  (c) Any event or events having a material adverse effect on
         (i) the ability of the Borrower to meet its obligations under this Agreement or (ii) the business, operations, assets or financial condition of the Borrower.

---------

then, and in any such event, Lender may by notice to the Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, notice of intent to accelerate or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code, the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

         8. Notices, Etc. All notices and other communications provided for under this Agreement shall be in writing (including telegraphic communication) and telecopied, telegraphed, or delivered, if to Lender, at its address at 1400 Smith Street, Houston, Texas 77002, Attention: Senior Vice President, Finance and Treasurer, telecopy number (713) 646-5930 and if to Borrower, at its address at 333 Clay Street, Houston, Texas 77002, Attention: Vice Chairman and Chief Financial Officer, telecopy number (713) 646-6367; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 8.

         9. No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right, power, or remedy under this Agreement or the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement or the Note preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement or the Note are cumulative and not exclusive of any remedies provided by law.

         10. Governing Law. This instrument shall be construed under the laws of the State of Texas, and the obligation of Borrower to make payments of interest as provided for herein is expressly limited so that the aggregate amount of all the interest paid by Borrower on the Note shall never exceed the highest contract rate allowed by the laws of the State of Texas as construed by the highest court or courts having jurisdiction thereof (the "Highest Lawful Rate"); and if, at the time any such payment of interest is due or is paid, the payment of such sum would make the total interest exceed interest calculated at the Highest Lawful Rate, the amount so payable by Borrower shall be reduced to an amount which does not exceed the Highest Lawful Rate; and, similarly, if the


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

maturity of the Note is accelerated for any reason before the due date stated, earned interest may never include more than interest calculated at the Highest Lawful Rate, it being the intention of the parties to conform strictly to the laws of the State of Texas now in force, and in the event it should be held that the interest payable under the Note or otherwise is in excess of interest calculated at the Highest Lawful Rate, the interest payable hereunder (whether included in the face amount or otherwise) shall be reduced to the Highest Lawful Rate, and any amount in excess of interest calculated at the Highest Lawful Rate shall be cancelled automatically and shall be either refunded (if theretofore paid) or credited to the principal amount due on the Note.

         11. Termination Date. The "Termination Date" means December 15, 2001. This Agreement may be terminated early upon mutual consent of the Lender and Borrower; provided, however, that the provisions of this Agreement shall survive as to any Advances maturing after the effective termination date. Upon cancellation of the last such Advance, this Agreement shall be of no further force and effect.

         12. Captions. The captions of the various sections of this Agreement have been inserted only for the purposes of convenience, and shall not be deemed in any manner to modify, explain, enlarge or restrict any provisions of this Agreement.

         13. Business Day. As used herein, Business Day means any day other than a Saturday, a Sunday or a state or federal bank holiday in Houston, Texas or New York, New York.

         14. Entire Agreement. THIS AGREEMENT AND THE NOTE TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.




                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


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
                                        AZURIX CORP.



                                        By:
                                            --------------------------------
                                            Name:
                                                  --------------------------
                                            Title:
                                                   -------------------------

                                        ENRON CORP.



                                        By:
                                            --------------------------------




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

                                   EXHIBIT A

                                PROMISSORY NOTE


                                                                  Houston, Texas
$180,000,000                                                         May 1, 1999


         FOR VALUE RECEIVED, the undersigned, Azurix Corp., a Delaware corporation ("Borrower"), DOES HEREBY PROMISE to pay to the order of Enron Corp. ("Lender") at its office at 1400 Smith Street, Houston, Texas 77002, in lawful money of the United States and in funds immediately available to Lender, the principal amount of One Hundred Eighty Million and No/100 Dollars (U.S.$180,000,000) or the aggregate unpaid principal amount of all Advances (the "Advances") made to Borrower by Lender pursuant to Section 1 of the Agreement hereinafter referred to, whichever is less, on or before December 15, 2001. Borrower further promises to pay interest in like money, at said office, from the date hereof on the unpaid principal amount hereof until such principal amount shall become due and payable, at the rates per annum and on the dates provided in Sections 2 and 3 of the Agreement, on or before December 15, 2001.

         Each Advance made by the Lender to the Borrower pursuant to the Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and endorsed on the Schedule attached hereto which is part of this Promissory Note or in such other records as the Lender may designate.

         This Promissory Note is the Note described in and issued pursuant to the Agreement dated as of May 1, 1999, between Borrower and Lender (the "Agreement"), and is entitled to the benefits thereof. The Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Advance being evidenced by this Promissory Note, and (ii) contains provisions for prepayments on account of the principal of this Promissory Note upon the terms and conditions specified in the Agreement. The indebtedness of Borrower owing to Lender resulting from Advances made under the provisions of the Agreement and this Note shall be senior to and not subordinate to any other borrowings made by Borrower. Terms used herein which are defined in the Agreement shall have their defined meanings when used herein.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas. If this Note shall be collected by any legal proceedings or shall be placed in the hands of an attorney for collection after maturity, the undersigned promises to pay to the owner and holder hereof all reasonable attorney's fees and costs of collection.

THIS AGREEMENT AND THE CREDIT AGREEMENT TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF

PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                        AZURIX CORP.


                                        By:
                                            --------------------------------
                                            Name:
                                                  --------------------------
                                            Title:
                                                   -------------------------


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
                         SCHEDULE TO PROMISSORY NOTE


         This Grid is attached to and made part of the Promissory Note dated May 1, 1999 executed by Azurix Corp. to Enron Corp., and records advances, payments and other information required therein.

                                                                                UNPAID                 NAME OF
                                                       AMOUNT OF               PRINCIPAL               PERSON
                                AMOUNT OF              PRINCIPAL              BALANCE OF               MAKING
          DATE                   ADVANCE                 REPAID                  NOTE                 NOTATION
---------------------------------------------------------------------------------------------------------------



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